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                                                                    EXHIBIT 10.1

                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT


                             SOLO SERVE CORPORATION
                            1610 Cornerway Boulevard
                            San Antonio, Texas 78219


                                                         June 26, 1996


Congress Financial Corporation (Southwest)
1201 Main Street
Dallas, Texas 75250


Gentlemen:

         Congress Financial Corporation (Southwest) ("Lender") and Solo Serve Corporation ("Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated June 20, 1995, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated October 27, 1995 and Amendment No. 2 to Loan and Security Agreement, dated January 31, 1996 (and as amended hereby and as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

         Borrower has requested that Lender agree to certain amendments to the Loan Agreement and the other Financing Agreements, and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

         In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

         1.      Definitions.

                 (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below, and the Loan Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions:

                          (i)          "Amendment No. 3" shall mean this
Amendment No. 3 to Loan and Security Agreement between Lender and Borrower.

                          (ii)         "GAC" shall mean General Atlantic
Corporation, a Delaware corporation, and its successors and assigns.
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                          (iii)   "GAC L/C" shall mean the irrevocable standby
letter of credit, in form and substance satisfactory to Lender, to be obtained by GAC for the benefit of Lender, to be issued or confirmed by a U.S. bank, in the face amount of $1,500,000.

                 (b) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement, unless otherwise defined herein.

         2.      Amendments.

                 (a) Section 2.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                 "(a) Subject to, and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to Borrower from time to time in amounts requested by Borrower up to the amount equal to:

                          (i) the least of the following: (A) either the amount equal to: (1) sixty percent (60%) for any date of determination occurring from July 1 through December 10 of the Value of Eligible Inventory, or (2) fifty-five percent (55%) for any other date of determination, of the Value of Eligible Inventory or (B) the amount equal to: (1) the percentage equal to eighty (80%) percent of the appraised value of the Eligible Inventory expressed as a percentage of cost of a "going out of business" sale as set forth in the most recent appraisal delivered to Lender pursuant to Section 7.3 hereof (net of liquidation expenses) multiplied by (2) the Value of Eligible Inventory or (C) the Maximum Credit; less

                          (ii) an amount equal to the sum of (i) either (a) forty percent (40%) for any date of determination from July 1 through December 10 or (b) forty-five percent (45%) for any other date of determination, of the then undrawn amounts of Letter of Credit Accommodations issued for the purpose of purchasing Eligible Inventory, plus (ii) one hundred percent (100%) of the face amount of the outstanding Letter of Credit Accommodations issued for any purpose other than as set forth in Section 2.1(a)(ii)(A) above; less

                          (iii)  the amount equal to all Obligations
         outstanding at any time and from time to time (other than Obligations otherwise set forth in Section 2.1(a)(ii) hereof); less

                          (iv)   any Availability Reserves."

                 (b) Section 2.2(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:





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                 "(c)     No Letter of Credit Accommodations shall be available
         unless on the date of the proposed issuance of any Letter of Credit Accommodations, the Revolving Loans available to Borrower (subject to the Maximum Credit, any Availability Reserves and any other limitations imposed by Section 2.1 hereof) are equal to or greater than: (i) if the proposed Letter of Credit Accommodation is for the purpose of purchasing Eligible Inventory, the sum of (A) forty percent (40%) for any date of determination from July 1 through December 10 and (B) forty-five percent (45%) for any other date of determination, of the sum of (1) the cost of such Eligible Inventory plus (2) freight, taxes, duty and other amounts which Lender estimates must be paid in connection with such Inventory upon arrival and for delivery to one of Borrower's locations for Eligible Inventory within the United States of America and (ii) if the proposed Letter of Credit Accommodation is for any other purpose, an amount equal to one hundred (100%) percent of the face amount thereof and all other commitments and obligations made or incurred by Lender with respect thereto. Effective on the issuance of each Letter of Credit Accommodation, the amount of Revolving Loans which might otherwise be available to Borrower shall be reduced by the applicable amount set forth in
         Section 2.2(c)(i) or Section 2.2(c)(ii)."

                 (c) Section 2 of the Loan Agreement is hereby amended by adding a new Section 2.5 thereto as follows:

                 "2.5     GAC L/C.  The GAC L/C shall remain in full force and
         effect for the initial and any renewal term of this Agreement and for a period of one hundred twenty (120) days after the date of the termination of this Agreement and the full and final payment of all Obligations other than contingent Obligations for which cash collateral or other security acceptable to Lender has been furnished to Lender. In the event of any draw by Lender on the GAC L/C, Lender may, at its option, either apply the amount of such draw received by Lender to the repayment of the Obligations in such order and manner as Lender may determine (and, subject to the right of Lender to establish an Availability Reserve in an amount equal to the funds received pursuant to such draw) or to hold any or all of the funds received by Lender pursuant to such draws as cash collateral, on terms and conditions acceptable to Lender (and in such event Borrower shall execute and deliver to Lender such other agreements with respect thereto as Lender may require). Borrower does not have and shall not have any property or other interest in the GAC L/C or in any funds available or drawn thereunder. Lender may from time to time review
         (a) the financial condition and credit or other applicable rating of the bank which is the issuer and which is the U.S. confirming bank of the GAC L/C and (b) other matters which are reasonable for Lender to consider in connection with the GAC L/C. In the event of any change
         (a) in such financial condition or credit, or other applicable rating of such





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         issuing or confirming bank or (b) involving such other matters, within thirty (30) days after the request from Lender, Borrower shall cause GAC to provide a replacement letter or letters of credit payable to Lender with the same terms and for the same amounts as the GAC L/C issued and confirmed by such other United States banks as may be acceptable to Lender. This Section 2.5 shall survive the repayment of the Obligations and the termination or non-renewal of this Agreement.

                 (d) Section 9.8 of the Loan Agreement is hereby amended by adding a new Section 9.8(g) thereto as follows:

                 "(g)     liens and security interests in favor of GAC to
         secure the indebtedness of Borrower to GAC permitted under Section 9.9(f) below; provided, that, the priority and rights with respect thereto of Lender and GAC are subject to an intercreditor agreement between GAC and Lender in form and substance satisfactory to Lender."

                 (e) Section 9.9 of the Loan Agreement is hereby amended by adding a new Section 9.9(f) thereto as follows:

                 "(f)     indebtedness of Borrower to GAC pursuant to financing
         arrangements and documents, agreements, and/or instruments described on Exhibit A to Amendment No. 3; provided, that, (i) such indebtedness is subject to an intercreditor agreement between GAC and Lender in form and substance satisfactory to Lender, (ii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose and (iii) Borrower shall furnish to Lender all notices or demands in connection with such indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be."

                 (f) Section 9.11 of the Loan Agreement is hereby amended by adding a new Section 9.11(iv) thereto as follows:

         "(iv) the terms and provisions of Section 2.1(a) and 2.2(c) hereof shall be the terms and provisions of such Sections as were in effect immediately prior to the effectiveness of Amendment No. 3."

                 (g) Section 9.15 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "9.15 Adjusted Net Worth. Borrower shall at all times maintain Adjusted Net Worth of not less than $4,250,000."





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                 (h)      Section 10.1 of the Loan Agreement is hereby amended
by adding a new Section 10.1(r) thereto as follows:

                 "(r)" (i) Lender receives notice from the issuer or confirming bank of the GAC L/C that the GAC L/C will not be extended or renewed or (ii) the GAC L/C shall otherwise not be extended or renewed or (iii) the GAC L/C shall not remain in full force and effect for the initial and any renewal term of this Agreement and for a period of one hundred twenty (120) days after the date of the termination of this Agreement and the full and final payment of all Obligations other than contingent Obligations for which cash collateral or other security acceptable to Lender has been furnished to Lender or (iv) the GAC L/C shall cease to be in full force and effect or (v) the GAC L/C shall be void or invalid or (vi) the validity of the GAC L/C shall be contested by the issuer or confirming bank thereof or by the applicant with respect thereto or (vii) Borrower, or the issuer or confirming bank of the GAC L/C shall fail to honor any draw thereunder in accordance with its terms, deny it has any further liability or obligation thereunder or shall revoke, terminate or purport to revoke or terminate the GAC L/C, or (viii) any injunctive relief or restraining order is sought or granted which does or would, if granted, limit or impair the right of Lender to draw under the GAC L/C in accordance with the terms thereof or retain any funds drawn thereunder."

                 (i) Each of Sections 12.1(c)(i), 12.1(c)(ii), 12.1(c)(iii) and 12.1(c)(iv) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                 "(i)     2% of Maximum Credit     the date of Amendment No. 3
                                                   to and including the first
                                                   anniversary of the date of
                                                   Amendment No. 3

                 (ii)     1% of Maximum Credit     after the first anniversary
                                                   of the date of Amendment No.
                                                   3 and within the current term
                                                   or within any subsequent
                                                   renewal term of this
                                                   Agreement"

         3. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):





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                 (a)      No Event of Default exists on the date of this
Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

                 (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         4. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender and its counsel:

                 (a) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower;

                 (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default;

                 (c)      the receipt by Lender of an original of the GAC L/C;

                 (d) the receipt by Lender of a true, correct and complete copy of each of the agreements, documents and/or instruments between Borrower and GAC with respect to the secured indebtedness of Borrower in favor of GAC described in the intercreditor agreement, dated on or about the date of Amendment No. 3, between Lender and GAC, each duly authorized, executed and delivered by the parties thereto;

                 (e) the receipt by Lender of an original of the intercreditor agreement, dated on or about the date of Amendment No. 3, between Lender and GAC with respect to the secured indebtedness of Borrower in favor of each of Lender and GAC, duly authorized, executed and delivered by the parties thereto; and

                 (f) the receipt by Lender of the certified (i) certificate or articles of incorporation of GAC, (ii) bylaws of GAC, (iii) good standing certificates of GAC from its state of incorporation and where qualified to do business and (iv) resolutions of GAC in connection with the transactions contemplated by this Amendment.

         5. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this





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Amendment shall control.  The Loan Agreement and this Amendment shall be read and construed as one agreement.

         6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

         7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Texas (without giving effect to principles of conflicts of law).

         8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         9. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between Borrower and Lender.



                                        Very truly yours,

                                        SOLO SERVE CORPORATION

                                        By: /s/ DAVID P. DASH
                                            ------------------------------------

                                        Title: President
                                               ---------------------------------

AGREED:

CONGRESS FINANCIAL CORPORATION
 (SOUTHWEST)

By: /s/ Edward B. Franco
   ----------------------------------
Title: Vice President
      -------------------------------





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                                   EXHIBIT A


                            GAC Borrower Agreements



                 Letter of Credit and Security Agreement, dated as of the date hereof, by and between GAC and Borrower.





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